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                                                                   EXHIBIT 10.30

                               FIFTH AMENDMENT TO
                         POST-PETITION CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO POST-PETITION CREDIT AGREEMENT (this "Amendment"),
                                                                   ---------
dated to be effective as of February 8, 2002, is entered into among PILLOWTEX CORPORATION, PILLOWTEX, INC., PTEX HOLDING COMPANY, PILLOWTEX MANAGEMENT SERVICES COMPANY, BEACON MANUFACTURING COMPANY, MANETTA HOME FASHIONS, INC., TENNESSEE WOOLEN MILLS, INC., FIELDCREST CANNON, INC., CRESTFIELD COTTON COMPANY, ENCEE, INC., FCC CANADA, INC., FIELDCREST CANNON FINANCING, INC., FIELDCREST CANNON LICENSING, INC., FIELDCREST CANNON INTERNATIONAL, INC., FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.), FIELDCREST CANNON TRANSPORTATION, INC., ST. MARYS, INC., AMOSKEAG MANAGEMENT CORPORATION, DOWNEAST SECURITIES CORPORATION, BANGOR INVESTMENT COMPANY, MOORE'S FALLS CORPORATION, THE LESHNER CORPORATION, LESHNER OF CALIFORNIA, INC., and OPELIKA INDUSTRIES, INC. (collectively, the "Borrowers"), the institutions
                                             ---------
listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A., as
                                  -------
Administrative Agent for itself and the Lenders (in said capacity, the "Administrative Agent").
 --------------------

                                   BACKGROUND
                                   ----------

     A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Post-Petition Credit Agreement, dated as of November 14, 2000 (as amended through the date hereof, the "Credit Agreement"). Terms defined in the
                                      ----------------
Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Borrowers, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent covenant and agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended
          ------------------------------
as follows:

          (a)   Section 7.1 is amended by deleting the word, "and", immediately
                -----------
     following the semi-colon in clause (n) thereof, deleting the period (".")
                                 ----------
     at the end of clause (o) thereof and replacing it with the text, "; and",
                   ----------
     and adding a new clause (p) to such Section 7.1 immediately following
                      ----------         -----------
     clause (o) thereof, as follows:
     ---------

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           (p)   as soon as practical, but in any event no later than 20
     Business Days after the end of each fiscal month, a progress report in respect of the Borrowers' restructuring of their bath division, in form and detail satisfactory to the Administrative Agent, including without limitation details regarding major tasks accomplished, amount of cash used in connection therewith, and estimated time until completion of such restructure.

     (b)   Section 8.15 is entirely amended, as follows:
           ------------

           Section 8.15  Capital Expenditures. Make Capital Expenditures in
                         --------------------
     excess of (a) $17,000,000 in the aggregate from November 14, 2001 through the Scheduled Termination Date, and (b) $10,000,000 in the aggregate during any fiscal quarter.

     (c)   Section 8.16 is entirely amended, as follows:
           ------------

           Section 8.16  Asset Coverage Ratio. Permit, at any time, determined
                         --------------------
     in accordance with GAAP on a consolidated basis for the Borrowers and their Subsidiaries, the ratio of (a) the sum of (i) the net book value of accounts receivable, plus (ii) the net book value of inventory, plus (iii) the book value of owned land, real property, equipment, leasehold improvements and other fixed assets, net of depreciation, plus (iv) cash on hand, plus (v) asset write-downs during the fourth fiscal quarter of 2001 attributable to the permanent closure of certain facilities, which do not exceed $14,000,000 in the aggregate, plus (vi) asset write-downs during the first and second quarters of 2002 attributable to the restructuring of the Borrowers' bath division, which do not exceed $44,000,000, to (b) the outstanding principal amount of all Pre-Petition Indebtedness and the Obligations, to be less than the ratios set forth below during the periods set forth below, measured twice monthly pursuant to the reporting requirements set forth in Section 7.1:

                 Period                                       Minimum Ratio
                 ------                                       -------------

           September 30, 2001 through October 31, 2001        1.21 to 1.00
           November 1, 2001 through December 31, 2001         1.20 to 1.00
           January 1, 2002 through March 31, 2002             1.17 to 1.00
           April 1, 2002 through June 30, 2002                1.14 to 1.00

     (d)   Section 8.18 is entirely amended, as follows:
           ------------

           Section 8.18  Restructuring Costs. Permit Operational Restructuring
                         -------------------
     Costs incurred and/or paid for the periods set forth below to be greater than the amount set forth opposite each such period:

                 Period                                       Amount
                 ------                                       ------

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                3 fiscal months ended 12/29/01                 $ 7,000,000
                6 fiscal months ended 3/30/02                  $ 8,000,000
                9 fiscal months ended 6/29/02                  $11,500,000

     2.   REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof,
          ------------------------------
the Borrowers represent and warrant to the Lenders that, as of the date hereof:

          (a) the representations and warranties contained in the Credit Agreement and the other DIP Financing Documents are true and correct on and as of the date hereof as if made on and as of such date;

          (b) no event has occurred and is continuing which constitutes an Event of Default;

          (c) the Borrowers have legal power and authority to execute and deliver this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or other debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

          (d) neither the execution, delivery and performance of this Amendment nor the consummation of any transactions contemplated herein will conflict with any Requirement of Law or Contractual Obligation; and

          (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (including the Board of Directors of any Borrower), is required for the execution, delivery or performance by the Borrowers of this Amendment.

     3.   CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective only
          ---------------------------
after each of the following conditions precedent shall have been satisfied:

          (a) the Administrative Agent shall receive counterparts of this Amendment executed by the Lenders and the Borrowers;

          (b)   the representations and warranties set forth in Section 2 of
                                                                ---------
     this Amendment shall be true and correct; and

          (c) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

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     4.   REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this
          -----------------------------
Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

     5.   COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed
          -------------------------------------
in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

     6.   GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and
          -----------------------------
construed in accordance with the laws of the State of Texas and shall be binding upon the Borrowers, the Administrative Agent, each Lender and their respective successors and assigns.

     7.   HEADINGS. Section headings in this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.   DIP FINANCING DOCUMENT. This Amendment is a DIP Financing Document and
          ----------------------
is subject to all provisions of the Credit Agreement applicable to DIP Financing Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

     9.   NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER DIP FINANCING
          ------------------
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

PILLOWTEX CORPORATION
PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS, INC.
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.) FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.




By:  _______________________________________
     Name:__________________________________
     Title:_________________________________

ADMINISTRATIVE AGENT:



BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank and a Lender



By:  ________________________________
     William E. Livingstone, IV
     Managing Director

LENDERS:


THE BANK OF NOVA SCOTIA                     GOLDMAN SACHS CREDIT PARTNERS L.P.



By: ____________________________________    By: ________________________________
Name:___________________________________    Name:_______________________________
Title:__________________________________    Title:______________________________

CREDIT LYONNAIS - NEW YORK BRANCH           LEHMAN COMMERCIAL PAPER, INC.

By: ____________________________________    By: ________________________________
Name:___________________________________    Name:_______________________________
Title:__________________________________    Title:______________________________

FLEET NATIONAL BANK, (formerly known as     PB CAPITAL CORPORATION
Fleet Bank, N.A.)


By: ____________________________________    By: ________________________________
Name:___________________________________    Name:_______________________________
Title:__________________________________    Title:______________________________

                                            By: ________________________________
                                            Name:_______________________________
                                            Title:______________________________

FRANKLIN FLOATING RATE TRUST


By: ____________________________________
Name:___________________________________
Title:__________________________________

GENERAL ELECTRIC CAPITAL CORPORATION



By:  ___________________________
     Name:______________________
     Title:_____________________



OCM ADMINISTRATIVE SERVICES II, L.L.C.

By: Oaktree Capital Management, LLC, Its Manager



By:  ___________________________
     Name:______________________
     Title:_____________________



By:  ___________________________
     Name:______________________
     Title:_____________________


FOOTHILL INCOME TRUST II, L.P.



By:  ___________________________
     Name:______________________
     Title:_____________________

                                       -7-